EXCHANGE PLACE ADVISORS TRUST
(the “Trust”)

NORTH SQUARE MULTI STRATEGY FUND

Class A: ORILX

Class I: PORYX

NORTH SQUARE SPECTRUM ALPHA FUND

Class A: ORIGX

Class I: ORIYX

(each a “Fund” and collectively, the “Funds”)

Supplement dated May 11, 2026 to the Funds’ Summary Prospectuses,

Prospectus, and Statement of Additional Information (“SAI”),
dated September 28, 2025, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses or SAI. This Supplement supersedes any information to the contrary in the Prospectuses and SAI.

As previously disclosed, a joint special meeting of shareholders of the Funds (the “Special Shareholder Meeting”) was initially held on December 19, 2025 (and then adjourned to subsequent dates as most recently disclosed to shareholders in a Prospectus Supplement dated April 10, 2026) to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and North Square Investments, LLC (the “Adviser”), each Fund’s investment adviser. The Special Shareholder Meeting, which was most recently re-convened on April 30, 2026 and adjourned until May 7, 2026, has been further adjourned until May 14, 2026.

The prior investment advisory and sub-advisory agreements with respect to the Funds were automatically terminated due to a change of control of the Adviser on January 8, 2026, upon the acquisition of the Adviser by the Azimut Group (the “Transaction”). The Board of Trustees previously approved the New Advisory Agreement and a new investment sub-advisory agreement with respect to each of the Funds on October 8, 2025, as well as interim investment advisory and sub-advisory agreements with respect to each of the Funds to permit continuity of management until shareholders of each of the Funds approves the New Advisory Agreement with respect to that Fund at the Special Shareholder Meeting. Shareholders of each Fund have not yet approved the New Advisory Agreement, therefore the interim investment advisory and sub-advisory agreements currently are in effect with respect to each Fund until shareholders of the respective Funds approve the New Advisory Agreement or 150 days from the date of the closing of the Transaction, whichever is sooner. There is no assurance that the shareholders of each Fund will approve the New Advisory Agreement with respect to the respective Fund. More detailed information regarding the Transaction and the proposals being voted upon at the Special Shareholder Meeting was provided to shareholders in the proxy statement filed with the SEC on November 3, 2025, for

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the North Square Spectrum Alpha Fund and on November 7, 2025, for the North Square Multi Strategy Fund.

This Supplement and the existing Prospectuses and SAI, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Funds’ Prospectuses and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Please contact the Funds at 1-855-551-5521 if you have any questions.

Please retain this Supplement for future reference.

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